UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2014 (August 22, 2014)

Newcastle Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-31458	81-0559116
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 22, 2014, Newcastle Investment Corp. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to the prospectus dated June 13, 2012 included in the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-182103). The Prospectus Supplement was filed for the purpose of registering the issuance of securities pursuant to the 2014 Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan (the “2014 Plan”) and the 2012 Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan (the “2012 Plan”) or in connection with resales from time to time by certain individuals who are eligible to receive securities in connection with certain awards (collectively, the “Selling Stockholders”).

Specifically, the Prospectus Supplement registers: (i) 1,251,832 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) available as of the date hereof for issuance under the 2014 Plan, and (ii) an aggregate of 219,810 shares of the Company’s Common Stock that would be issued upon the exercise of outstanding options granted under the 2014 Plan and 2012 Plan. The Company will receive the exercise or purchase price of certain stock-based awards under the Plan if and when such awards are exercised or purchased for cash. The Company will not receive any proceeds if the stock-based awards are exercised on a cashless basis.

In addition, the Prospectus Supplement registers 1,101,709 shares of Common Stock that may be offered for resale from time to time by the Selling Stockholders to whom the shares may be issued under the 2014 Plan, 2012 Plan or the 2002 Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan (including, without limitation, in connection with the exercise of options). The Company will not receive any proceeds from the sale of its Common Stock by such Selling Stockholders.

In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, Foley & Lardner LLP, regarding the legality of the securities being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Foley & Lardner LLP

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCASTLE INVESTMENT CORP.
(Registrant)

/s/ Justine A. Cheng
Justine A. Cheng
Chief Financial Officer

Date: August 26, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit

5.1	Opinion of Foley & Lardner LLP

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)